UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2026

ProText Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One West Las Olas Blvd., Ste 500

Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices) (Zip Code)

(+27) 72 889 2581

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Explanatory Note Regarding Voluntary Filing

This Current Report on Form 8-K is being filed voluntarily by ProText Mobility, Inc. (OTC PINK/OTCID: TXTM) (the "Company") pursuant to Item 8.01 of Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Company is a former SEC reporting company (CIK No. 0001163573, Commission File No. 001-31590) that is voluntarily submitting this Form 8-K to introduce into the public record on the SEC's EDGAR system a press release and corporate disclosure disseminated through GlobeNewswire and the OTC Markets news channel.

This voluntary filing is being made as part of the Company's ongoing efforts to enhance transparency, strengthen its public disclosure practices, and prepare for a potential uplisting to a national securities exchange. The press release attached hereto as Exhibit 99.1 was originally published and publicly disseminated on 10/13/2026.

The Company does not by this filing assume any obligation to file current reports under Section 13 or 15(d) of the Exchange Act beyond what may otherwise be required by applicable law.

Filing Status

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being deemed "filed" for purposes of Section 18 of the Exchange Act and shall be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, to the extent not superseded by information contained in any such subsequent filing.

On 10/13/2026, the Company issued a press release titled "ProText Mobility Chairman Confirms 831.3 Million Common Shares in SEC Filing — Chairman and CEO Reaffirm Zero Preferred Conversions, Unified Management Philosophy and Shareholder Solidarity" providing a management ownership and shareholder alignment update regarding the Chairman's reported common-share ownership, management's preferred-share non-conversion record, long-term ownership philosophy and the Company's institutional-readiness and regulated-exchange objectives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1
Press Release dated 10/13/2026 - ProText Mobility Chairman Confirms 831.3 Million Common Shares in SEC Filing — Chairman and CEO Reaffirm Zero Preferred Conversions, Unified Management Philosophy and Shareholder Solidarity

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProText Mobility, Inc.

Date: October 13, 2026	By: /s/ Dylon Du Plooy

Dylon Du Plooy

Chief Executive Officer